EXHIBIT 10.8

                     R&B FALCON CORPORATION
                     STOCK OPTION AGREEMENT


     This Stock Option Agreement ("Agreement") between R&B Falcon
Corporation,  a Delaware corporation ("Company") and  Richard  A.
Pattarozzi ("Optionee"),

                           WITNESSETH:

      WHEREAS, Optionee, being a duly elected or appointed member of the Board of Directors of the Company, is entitled to receive a non-qualified stock option award under the Company's 1999 Director Long-Term Incentive Plan ("Plan"), as an incentive to the Optionee to remain a director of the Company and contribute to the performance of the Company, on the terms and subject to the conditions provided herein;

      NOW THEREFORE, for and in consideration of these premises, it is hereby agreed as follows:

     1. The Option is issued in accordance with and subject to all of the terms, conditions and provisions of the Plan and administrative interpretations thereunder, if any, which have been adopted by the Committee and are in effect on the date hereof. Capitalized terms used (but not otherwise defined herein) shall have the meanings assigned to such terms in the Plan.

     2. On the terms and subject to the conditions contained herein, the Committee hereby grants to the Optionee an option ("Option") for a term of ten years ending on February 14, 2010 ("Option Period") to purchase from the Company 60,000 shares ("Option Shares") of the Company's Common Stock, at a price equal to $12.719 per share.

     3.   This  Option  shall not be exercisable  until  after  6
          months immediately following the Effective Date, and thereafter shall be exercisable for Common Stock as follows:

          (a) On February 14, 2001, this Option shall be exercisable for any number of shares up to and including, but not in excess of, 33-1/3% of the aggregate number of shares subject to this Option;

          (b) On February 14, 2002, this Option shall be exercisable for any number of shares up to and including, but not in excess of, 66-2/3% of the aggregate number of shares subject to this Option; and

          (c) On February 14, 2003, this Option shall be exercisable for any number of shares of Common Stock up to and including, but not in excess of, 100% of the aggregate number of shares subject to this Option;

               provided  the  number of shares as to  which  this
               Option becomes exercisable shall, in each case, be
               reduced   by  the  number  of  shares  theretofore
               purchased pursuant to the terms hereof.

     4. The Option herein granted may be exercised by the Optionee by giving written notice to the Secretary of the Company setting forth the number of Option Shares with respect to which the option is to be exercised, accompanied by payment for the shares to be purchased and any appropriate withholding taxes, and specifying the address to which the certificate for such shares is to be mailed. Payment shall be by means of cash, certified check, bank draft or postal money order payable to the order of the Company. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of Option Shares with respect to which such option has been so exercised.

     5. Optionee may pay for any Option Shares with respect to which the Option herein granted is exercised by tendering to the Company other shares of Common Stock at the time of the exercise or partial exercise hereof. The certificates representing such other shares of Common Stock must be accompanied by a stock power duly executed with signature guaranteed. The value of the Common Stock so tendered shall be its Fair Market Value.

     6. The Option herein granted shall not be transferable by the Optionee otherwise than as permitted by Section 13 of the Plan. During the lifetime of the Optionee, such Option shall be exercisable only by him. No transfer of the Option herein granted shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

     7.   (a)   Upon the first to occur during the  Option Period
          of:

                    (i)  Change of Control; or

                    (ii) the   termination  of   the   Optionee's
                         service as a member of the board of directors of the Company due to (A) death or disability or (B) retirement at age 60 or over;

          the  applicable  restrictions on exercise  set  out  in
          Section 3 above (other than the initial six months immediately following the Effective Date) shall terminate and the Optionee's right to exercise this Option thereafter shall no longer be subject to such restrictions on exercise.

          (b) If the Optionee's service as a member of the board of directors of the Company terminates prior to the occurrence of a date set forth in Section 7(a)(i)
          above for any reason (other than any of the reasons expressly set out in Section 7(a)(ii) above), then the Option granted herein shall immediately terminate and thereafter may not be exercised in whole or in part by Optionee.

     8. The Optionee shall have no rights as a stockholder with respect to any Option Shares until the date of issuance of a certificate for Option Shares purchased pursuant to this Agreement. Until such time, the Optionee shall not be entitled to dividends or to vote at meetings of the stockholders of the Company.

     9. The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with the option herein granted. The Optionee may pay all or any portion of the taxes required to be withheld by the Company or paid by the Optionee in connection with the exercise of all or any portion of the option herein granted by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a Fair Market Value equal to the amount required to be withheld or paid. The Optionee must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). Any such election is irrevocable and subject to disapproval by the Committee. If the Optionee is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act, any such election shall be subject to the following additional restrictions:

          (a) Such election may not be made within six months of the grant of this option, provided that this limitation shall not apply in the event of death or disability.

          (b) Such election must be made either in an Election Window (as hereinafter defined) or at such other time as may be consistent with Section 16(b)(3) of the Exchange Act. Where the Tax Date in respect of the exercise of all or any portion of this Option is deferred until after such exercise and the Optionee elects stock withholding, the full amount of shares of Common Stock will be issued or transferred to the Optionee upon exercise of this Option, but the Optionee shall be unconditionally obligated to tender back to the Company on the Tax Date the number of shares necessary to discharge with respect to such Option exercise the greater of (i) the Company's withholding obligation and
               (ii) all or any portion of the holder's federal and state tax obligation attributable to the Option exercise. An Election Window is any period commencing on the third business day following the Company's release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release.

     10. Upon the acquisition of any shares pursuant to the exercise of the Option herein granted, the Optionee will enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement.

     11.  The   certificates  representing  the   Option   Shares
          purchased by exercise of an option will be stamped or otherwise imprinted with a legend in such form as the Company or its counsel may require with respect to any applicable restrictions on sale or transfer, and the stock transfer records of the Company will reflect stop-transfer instructions, as appropriate, with respect to such shares.

     12. Unless otherwise provided herein, every notice hereunder shall be in writing and shall be given by registered or certified mail. All notices of the exercise by the Optionee of any option hereunder shall be directed to R&B Falcon Corporation, Attention:
          Secretary, at the Company's then current address of its principal office. Any notice given by the Company to the Optionee directed to him at his address on file with the Company shall be effective to bind any other person who shall acquire rights hereunder. The Company shall be under no obligation whatsoever to advise the Optionee of the existence, maturity or termination of any of the Optionee's rights hereunder and the Optionee shall be deemed to have familiarized himself with all matters contained herein and in the Plan which may affect any of the Optionee's rights or privileges hereunder.

     13. Whenever the term "Optionee" is used herein under circumstances applicable to any other person or persons to whom this Award, in accordance with the provisions of Paragraph 6, may be transferred, the word "Optionee" shall be deemed to include such person or persons. References to the masculine gender herein also include the feminine gender for all purposes.

     14. Notwithstanding any of the other provisions hereof, the Optionee agrees that he will not exercise the option herein granted, and that the Company will not be obligated to issue any shares pursuant to this Agreement, if the exercise of the option or the issuance of such shares of Common Stock would constitute a violation by the Optionee or by the Company of any provision of any law or regulation of any governmental authority or any national securities exchange.

     15. For the purpose of this Agreement, a "Change of Control" shall mean: (a) any "Person", as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than (i) the Optionee, (ii) the Company or any of its subsidiaries or Affiliates (as that term is defined in the Exchange Act), (iii) any Person subject, as of the date of this Agreement or at any prior time, to the reporting or filing requirements of Section 13(d) of the Exchange Act with respect to the securities of the Company or any Affiliate, (iv) any trustee or other fiduciary holding or owning securities under an employee benefit plan of the Company, (v) any underwriter temporarily holding or owning securities of the Company, or (vi) any corporation owned directly or indirectly by the current stockholders of the Company in substantially the same proportion as their then ownership of stock of the Company) becomes, after the date of this Agreement, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities; or (b) at any time a majority of the members of the board of directors of the Company is comprised of other than Continuing Directors (and for this purpose "Continuing Directors" shall mean members of the board of directors of the Company who were directors as of the date of this Agreement, or who were nominated by a majority of the members of the board of directors of the Company and such majority was comprised only of Continuing Directors at the time of such nomination).

     IN   WITNESS  WHEREOF,  this  Agreement  is  executed   this
day of February, 2000, effective as of the 14th day of February, 2000.

                              R&B FALCON CORPORATION


                              By: _______________________
                                 Paul B. Loyd, Jr. - Chairman
                                 and Chief Executive Officer

                              OPTIONEE


                              ____________________________
                              Richard A. Pattarozzi